UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities
Exchange Act of 1934 (the "Act")

October 12, 2010
(Date of earliest event reported)

GEOGLOBAL RESOURCES INC.
(Exact name of Registrant as specified in its Charter)

Delaware (State or other jurisdiction of incorporation or organization)	1-32158 (Commission File Number)	33-0464753 (I.R.S. Employer Identification No.)

200, 625 – 4 Avenue S.W.
Calgary, Alberta, Canada    T2P 0K2
(Address of principal executive offices)

Telephone Number (403) 777-9250
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

(Former name or address, if changed since last report)

Item 1.01.  Entry into a Material Definitive Agreement

On October 12, 2010, GeoGlobal Resources Inc. (the “Company”) entered into a securities purchase agreement with an institutional investor pursuant to which the Company agreed to issue 2,941,177 units consisting of one share of common stock, one callable warrant to purchase 0.5 share of common stock and one non-callable warrant to purchase 0.5 share of common stock for a price of $0.85 per unit in a registered direct offering (the “Offering”).

Each callable and non-callable warrant has an exercise price of $1.00 per share and is exercisable for a period beginning April 11, 2011 and ending five (5) years after issuance.  The terms of the callable warrants are identical to the terms of the non-callable warrants, except that the callable warrants may be called for cancellation by the Company for $0.001 per warrant in the event that (i) the volume weighted average price of a share of common stock for each of 30 consecutive trading days (the “Measurement Period”) exceeds $3.00 (subject to adjustment), (ii) the average daily volume for such Measurement Period exceeds $350,000 per trading day and (iii) the holder is not in possession of any material non-public information provided by the Company.

Item 7.01.   Regulation FD Disclosure

On October 13, 2010, the Company issued a press release announcing the Offering described in Item 1.01.  A copy of the press release is attached as Exhibit 99.1.

On October 18, 2010, the Company issued a press release announcing the closing of the Offering described in Item 1.01.   A copy of the press release is attached as Exhibit 99.2.

The information disclosed in this Item 7.01 and the related exhibits are being furnished solely to comply with Regulation FD and are not considered to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and are not subject to the liabilities of that section unless we specifically incorporate it by reference in a document filed under the Securities Act of 1933 or the Exchange Act.  By filing this Current Report on Form 8-K and furnishing this information, we make no admission as to the materiality of any information in this Current Report on Form 8-K.

Item 9.01.  Financial Statements and Exhibits.

(a)           Financial statements of business acquired.
   Not applicable

(b)           Pro forma financial information
   Not applicable

(c)           Exhibits:
10.1	Form of Securities Purchase Agreement
10.2	Form of Common Stock Purchase Warrant
99.1	Press Release dated October 13, 2010 (furnished, not filed)
99.2	Press Release dated October 18, 2010 (furnished, not filed)

SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  October 18, 2010

GEOGLOBAL RESOURCES INC.
(Registrant)

/s/ Paul B. Miller
Paul B. Miller
President and CEO